UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA

02481

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MILLER CONVERTIBLE FUND

ANNUAL REPORT

OCTOBER 31, 2012

1-877- 441- 4434

www.millerconvertiblefund.com

INVESTMENT ADVISOR

Wellesley Investment Advisors, Inc.
The Wellesley Office Park

20 William Street

Wellesley, MA 02481

781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Convertible Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Miller Convertible Fund Shareholder,

We are pleased to present this report on your fund for the fiscal year ended October 31, 2012.

The Miller Convertible Fund posted another year of positive absolute returns, our goal year in and year out over a complete bull-and-bear market cycle.  The fund’s performance since inception and for the 12 months ended October 31, 2012 is as follows:

	1 Year Ended October 31,2012	Annualized Since Inception
A shares (MCFAX.LW)	4.56%	4.18% (12/27/07)
I shares (MCIFX)	5.06%	4.79% (12/27/07)
C shares (MCFCX)	3.94%	5.35% (12/01/09)

The fund’s total assets under management remained fairly steady during the year, ending at approximately $290,000,000.

We typically expect to underperform both the major stock indexes and the convertible benchmarks in generally rising markets, and the period discussed here is no exception.  While the options market continues to price relatively low volatility into its expectations (with the VIX trading in the teens for most of the period), the markets continue to experience challenging stretches with alarming regularity thanks to continuing economic weakness, political upheaval, and legislative dysfunction.  We see no obvious reason for any of those to cease in the near future.  Although it can be argued with justification that such treacherous markets climb this proverbial “wall of worry” to higher levels, it’s also true that cautious investors seeking capital preservation with appreciation as a secondary goal are well served by our convertible strategy.

Strategy Review

We remain committed to the strategy that has served our clients well since our founding in 1991.  We buy only convertible bonds—no preferred shares or other structures—which promise the return of face value within seven years of issuance.  We invest almost exclusively in companies making profits according to Generally Accepted Accounting Principles (GAAP).  We invest with an expectation and willingness of remaining invested in the convertible for its full lifespan.  We do, however, consider selling in the following scenarios:

•

An issuer’s credit quality deteriorates

•

The conversion feature of a security is no longer a likely source of capital appreciation

•

To increase diversification

•

We believe more attractive investments are available

Because one of our key risk-management practices involves careful limits on prices we pay, we do not purchase convertibles that trade at prices substantially above face value.  Such convertibles tend to be the most equity-sensitive.  As a result, our performance generally lags broader indexes in rising markets but declines less in falling ones.

At year-end we owned approximately 80 convertible bonds, with our largest holding representing approximately 4% of the fund’s value.  Our holdings span the convertible market, from investment-grade to small-cap, with a broad distribution of industries represented.

Convertible Market Review and Comment

Conditions were generally favorable for convertible performance during the period.  Nevertheless, many of the best performers were the once-downtrodden, mega-sized convertible preferred stocks issued by financial companies shortly before the 2008 deluge.  Meanwhile, many of the smaller companies that form the core of the domestic convertible market continue to struggle in the weak economic recovery.  We continue to believe that the best use of the convertible asset class revolves around these companies, since convertible bonds offer downside protection for long-term holders, except (and sometimes even in) default.  Meanwhile, such issuers typically offer substantially greater upside potential than larger companies, so that the favorable risk/reward skew of convertible bonds can work in investors’ favor.

The convertible market struggled at the beginning of the period, mirroring concern that the economy in late 2011 was verging on relapse.  A strong beginning to calendar 2012, amidst rising optimism for renewed growth, gave way over the summer, primarily due to concerns that the Euro might collapse and take the world economy down with it.  The market recovered later in the summer and into the fall as European worries took a back seat to a focus on the domestic economy and the election, but weak corporate earnings and lower guidance forced prices lower in October for a disappointing end.

On a more positive note, new convertible issuance began to pick up after Labor Day.  Historically low interest rates and strong high-yield funds flows made the convertible asset class an afterthought for many issuers that in years past would have sought to tap the convertible market for new funds.  Despite the pickup late in the year, the convertible market continues to see significantly more funds disappearing (via maturities, redemptions and takeovers).  During the period, according to Barclays, new convertible issuance of $19.2 billion fell well short of the $30.4 billion removed from the market via redemptions, maturities, and other means.

The lower-than-average upside profile of today’s convertible market might seem to be an argument against the asset class.  To be sure, convertibles are not priced as attractively as they were in the aftermath of the 2008-2009 financial crisis, when forced liquidations created historic opportunities.  But in the context of related investment choices, we firmly believe convertibles are a particularly good choice in today’s world.  The high-yield market is no longer worthy of the name, with the preponderance of new deals offering coupons in the mid-single-digits.  Treasurys clearly offer security in terms of return of principal but precious little in any other sense.  And while equities do not appear expensive by the standards of traditional multiples, the prospects for long-term economic growth are perhaps more tenuous than they have been in decades.  Putting all this together, the risk/reward benefits of convertibles look quite appealing.  As an alternative to traditional short-dated bond funds, our approach to convertibles may be particularly attractive in this environment.

Comments on Selected Holdings

As you would expect in any year, some of our positions worked as well or better than we had hoped, while others presented unexpected challenges.

Some Highlights…

•

Cubist:  Via one of its convertibles, we participated in the growth of this one-time money-losing biotech, now profitable pharmaceutical maker, which is on its way to a leading position in the acute-care segment of the hospital market.

•

Equinix:  The backbone of the Internet, this company’s service facilities are providing a growing and increasingly reliable earnings stream.

•

Group One:  This leading operator of automobile dealerships continues to benefit from the renewed health of a critical industry.

•

Lennar:  As the housing market regained its footing during the year, shares of homebuilders were among the best performers.  The convertibles of leading builder Lennar participated.

…And Lowlights

•

Chiquita:  We reduced our exposure to this iconic banana producer after disappointing results.  While we still think the company has tremendous brand value we did not feel management performance justified as large a holding as we previously maintained.

•

Genco Shipping:  One of our most challenging holdings to date, this company and its convertibles have suffered from the drastic fall in dry-bulk shipping rates.

•

GT Advanced Technologies:  This maker of equipment for the solar industry, looking to build its potentially lucrative sapphire screen business, issued a new convertible we found attractive and then weeks later stunned the market by laying off 25% of its workforce.

•

Molycorp:  Another company in need of a course in investor communications, this leading miner of critical rare earths for industrial applications followed a major capital raise with an unnecessarily delayed announcement of an SEC investigation.

We also wrote down our investment in Shengdatech, the Chinese chemical producer whose fraud we discussed in last year’s report, to zero, pending further litigation.

As we enter 2013 we believe the markets face substantial challenges.  We continue to believe that convertible bonds offer investors some of the best opportunities for capital preservation and upside potential through a full market cycle encompassing bull and bear phases.  As always, we thank you for your confidence and trust in our management.

Sincerely,

Greg Miller, Co-Portfolio Manager

Michael Miller, Co-Portfolio Manager

2014-NLD-12/13/2012

Miller Convertible Fund

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through October 31, 2012

Annualized Total Returns as of October 31, 2012
		Since Inception*	Since Inception**	Since Inception***
	One Year	(Class A and I)	(Class C)	(Class NF)
Miller Convertible Fund:
Class A, without sales charge	4.56%	4.18%	─	─
Class A, with sales charge of 5.75%	(1.48)%	2.92%	─	─
Class I	5.06%	4.79%	─	─
Class C	3.94%	─	5.35%	─
Class NF	6.04%	─	─	7.48%
ML All Conv Ex Mandatory Index	9.39%	4.34%	9.25%	12.29%

    * Class A and Class I shares commenced operations on December 27, 2007.

  ** Class C shares commenced operations on December 1, 2009.

*** Class NF shares commenced operations on August 8, 2011.

The Merrill Lynch All Convertible Excluding Mandatory Index measures the performance of convertible securities of all corporate sectors with as a pair amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot directly invest in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds for Class A, Class I, Class C, and Class NF shares are 1.50%, 1.00%, 2.00%, and 1.12% respectively.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS
October 31, 2012
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

CONVERTIBLE BONDS - 93.11%
AEROSPACE/DEFENSE - 2.72%
AAR Corp.	$ 3,000,000	2.2500		3/1/2016	$ 2,784,375
Kaman Corp. - 144A	4,000,000	3.2500		11/15/2017	5,092,500
					7,876,875
AIRLINES - 1.89%
JetBlue Airways Corp.	4,200,000	6.7500		10/15/2039	5,473,125

AUTO MANUFACTURERS - 2.96%
Wabash National Corp.	9,000,000	3.3750		5/1/2018	8,572,500

BANKS - 3.98%
Goldman Sachs Group, Inc.	10,750,000	0.0000		3/28/2016	11,513,109

BIOTECHNOLOGY - 7.16%
Charles River Laboratories International, Inc.	1,000,000	2.2500		6/15/2013	1,018,125
Cubist Pharmaceuticals, Inc.	1,500,000	2.5000		11/1/2017	2,407,500
Gilead Sciences, Inc.	3,000,000	1.6250		5/1/2016	4,726,890
Illumina, Inc. - 144A	1,000,000	0.2500		3/15/2016	945,625
Medicines Co. - 144A	2,200,000	1.3750		6/1/2017	2,292,125
United Therapeutics Corp. - 144A	6,000,000	1.0000		9/15/2016	6,971,250
Vertex Pharmaceuticals, Inc.	2,000,000	3.3500		10/1/2015	2,392,500
					20,754,015
BUILDING MATERIALS - 0.35%
Griffon Corp. - 144A	1,000,000	4.0000		1/15/2017	1,012,500

CHEMICALS - 0.00%
ShengdaTech, Inc. - 144A*	8,000,000	6.5000		12/15/2015	-

COMPUTERS - 2.34%
Mentor Graphics Corp.	4,000,000	4.0000		4/1/2031	4,547,500
SanDisk Corp.	2,000,000	1.5000		8/15/2017	2,231,250
					6,778,750
DISTRIBUTION/WHOLESALE - 2.56%
Titan Machinery, Inc. - 144A	8,000,000	3.7500		5/1/2019	7,405,000

DIVERSIFIED FINANCIAL SERVICES - 3.04%
BGC Partners, Inc.	6,000,000	4.5000		7/15/2016	5,632,500
DFC Global Corp. - 144A	3,000,000	3.2500		4/15/2017	3,163,125
					8,795,625
ELECTRICAL COMPONENTS & EQUIPMENT - 0.78%
EnerSys	2,000,000	3.3750	+	6/1/2038	2,253,750

ELECTRONICS - 1.00%
FEI Co.	1,000,000	2.8750		6/1/2013	1,897,500
TTM Technologies, Inc.	1,000,000	3.2500		5/15/2015	1,011,875
					2,909,375
ENERGY-ALTERNATE SOURCES - 2.11%
Green Plains Renewable Energy, Inc.	7,000,000	5.7500		11/1/2015	6,103,125

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2012
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

FOOD - 1.40%
Chiquita Brands International, Inc.	$ 3,000,000	4.2500		8/15/2016	$ 2,621,250
Nash Finch Co.	1,000,000	1.6314	+	3/15/2035	465,000
Spartan Stores, Inc.	1,000,000	3.3750		5/15/2027	983,750
					4,070,000
HEALTHCARE-PRODUCTS - 4.45%
Alere, Inc.	2,500,000	3.0000		5/15/2016	2,371,875
Hologic, Inc.	2,000,000	2.0000		3/1/2042	1,978,750
Integra Lifesciences Hld.	6,000,000	1.6250		12/15/2016	6,060,000
Teleflex, Inc.	2,000,000	3.8750		8/1/2017	2,471,250
					12,881,875
HEALTHCARE-SERVICES - 0.89%
Lifepoint Hospitals, Inc.	2,500,000	3.5000		5/15/2014	2,581,250

HOME BUILDERS - 0.49%
Lennar Corp. - 144A	1,000,000	2.0000		12/1/2020	1,430,000

HOUSEHOLD PRODUCTS - 1.38%
Jarden Corp. - 144A	4,000,000	1.8750		9/15/2018	3,997,800

INSURANCE - 2.13%
Tower Group, Inc.	6,000,000	5.0000		9/15/2014	6,161,250

INTERNET - 2.33%
BroadSoft, Inc.	1,000,000	1.5000		7/1/2018	1,152,500
Digital River, Inc.	1,000,000	2.0000		11/1/2030	962,500
Equinix, Inc.	1,000,000	3.0000		10/15/2014	1,698,125
Priceline.com, Inc. - 144A	1,000,000	1.2500		3/15/2015	1,950,625
TIBCO Software, Inc. - 144A	1,000,000	2.2500		5/1/2032	973,125
					6,736,875
INVESTMENT COMPANIES - 4.64%
Ares Capital Corp. -144A	1,000,000	4.8750		3/15/2017	1,025,000
KCAP Financial, Inc.	1,000,000	8.7500		3/15/2016	1,130,000
Prospect Capital Corp. - 144A	3,000,000	5.3750		10/15/2017	3,146,250
Prospect Capital Corp.	2,000,000	6.2500		12/15/2015	2,162,500
TICC Capital Corp. - 144A	6,000,000	7.5000		11/1/2017	5,970,000
					13,433,750
IRON/STEEL - 0.38%
Allegheny Technologies, Inc.	1,000,000	4.2500		6/1/2014	1,099,375

MACHINERY-DIVERSIFIED - 3.44%
Altra Holdings, Inc.	8,000,000	2.7500		3/1/2031	8,040,000
Chart Industries, Inc.	1,500,000	2.0000		8/1/2018	1,918,125
					9,958,125

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2012
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

METAL FABRICATE/HARDWARE - 2.88%
AM Castle & Co. - 144A	$ 6,000,000	7.0000		12/15/2017	$ 8,325,000

MINING - 5.75%
Horsehead Holding Corp.	5,000,000	3.8000		7/1/2017	4,637,500
Kaiser Aluminum Corp.	2,000,000	4.5000		4/1/2015	2,715,000
Molycorp, Inc.	8,500,000	3.2500		6/15/2016	5,849,063
Northgate Minerals Corp	1,000,000	3.5000		10/1/2016	1,139,375
Royal Gold, Inc.	2,000,000	2.8750		6/15/2019	2,305,000
					16,645,938
MISCELLANEOUS MANUFACTURING - 3.28%
EnPro Industries, Inc.	1,500,000	3.9375		10/15/2015	1,882,500
Siemens Financial	4,000,000	1.0500		8/16/2017	3,996,800
Trinity Industries, Inc.	3,400,000	3.8750		6/1/2036	3,623,125
					9,502,425
OIL & GAS - 0.32%
Stone Energy Corp. - 144A	1,000,000	1.7500		3/1/2017	938,125

OIL & GAS SERVICES - 3.67%
Helix Energy Solutions Group, Inc.	1,000,000	3.2500		3/15/2032	1,107,500
Hornbeck Offshore Services, Inc. - 144A	2,500,000	1.5000		9/1/2019	2,518,750
Newpark Resources, Inc.	7,000,000	4.0000		10/1/2017	6,991,250
					10,617,500
PHARMACEUTICALS - 5.49%
Akorn, Inc. - 144A	1,000,000	3.5000		6/1/2016	1,542,500
Endo Pharmaceuticals Holdings, Inc.	5,000,000	1.7500		4/15/2015	5,737,500
Salix Pharmaceuticals Ltd. -144A	9,000,000	1.5000		3/15/2019	8,606,250
					15,886,250
PRIVATE EQUITY - 2.99%
Hercules Technology Growth Capital, Inc.	8,500,000	6.0000		4/15/2016	8,654,063

RETAIL - 2.09%
Coinstar, Inc.	1,000,000	4.0000		9/1/2014	1,328,750
Group 1 Automotive, Inc.	4,000,000	2.2500	+	6/15/2036	4,727,500
					6,056,250
SEMICONDUCTORS - 7.18%
GT Advanced Technologies, Inc.	7,000,000	3.0000		10/1/2017	6,365,625
Lam Research Corp.	2,000,000	1.2500		5/15/2018	1,961,250
Photronics, Inc.	5,000,000	3.2500		4/1/2016	4,846,875
Rudolph Technologies, Inc. - 144A	6,000,000	3.7500		7/15/2016	6,322,500
Xilinx, Inc.	1,000,000	2.6250		6/15/2017	1,298,030
					20,794,280
SOFTWARE - 0.56%
CSG Systems International, Inc. - 144A	1,000,000	3.0000		3/1/2017	1,115,000
Microsoft Corp. - 144A	500,000	0.0000		6/15/2013	513,125
					1,628,125
TELECOMMUNICATIONS - 1.68%
Anixter International, Inc.	1,000,000	1.0000		2/15/2013	1,078,750
Arris Group, Inc.	1,000,000	2.0000		11/15/2026	1,052,500
Ixia	2,500,000	3.0000		12/15/2015	2,737,500
					4,868,750

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2012
Security	Shares	Interest Rate (%)		Maturity Date	Value

TRANSPORTATION - 1.92%
Bristow Group, Inc.	$ 2,000,000	3.0000		6/15/2038	$ 2,045,000
Genco Shipping & Trading Ltd.	8,600,000	5.0000		8/15/2015	3,526,000
					5,571,000
TRUCKING & LEASING - 2.88%
Greenbrier Cos, Inc.	9,000,000	3.5000		4/1/2018	8,336,250

TOTAL CONVERTIBLE BONDS					269,622,005
( Cost - $274,020,328)

SHORT-TERM INVESTMENTS - 6.39%
MONEY MARKET FUND - 6.39%
Milestone Treasury Obligations Portfolio	18,507,728	0.0600	+		18,507,728
TOTAL SHORT-TERM INVESTMENTS					18,507,728
( Cost - $18,507,728)

TOTAL INVESTMENTS - 99.50%
( Cost - $292,528,056) (a)					288,129,733
OTHER ASSETS LESS LIABILITIES- 0.50%					1,454,637
NET ASSETS - 100.00%					$ 289,584,370

TOTAL RETURN SWAP	Notional Amount			Termination Date	Unrealized Appreciation (Depreciation)

Agreement with ReFlow Fund, LLC dated March 1, 2013 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 2.45%.	$ 17,393,415			3/1/2013	$ (76,108)

______________
+ Adjustable rate security. Interest rate is as of October 31, 2012.
* Security in default. Issuer has filed bankruptcy.
144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total 144A securities amounted to 25.45% of net assets as of October 31, 2012.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $294,627,399 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:					$ 16,133,434
Unrealized Depreciation:					(22,631,100)
Net Unrealized Depreciation:					$ (6,497,666)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2012

PORTFOLIO ANALYSIS
As of October 31, 2012
% of Net
Sector	Assets
Consumer, Non-Cyclical	20.78%
Industrial	19.25%
Financial	16.77%
Technology	10.42%
Consumer, Cyclical	9.99%
Short-Term Investments	6.39%
Basic Materials	6.13%
Energy	6.10%
Communications	3.67%
Other Assets Less Liabilities	0.50%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

Assets:
Investments in Securities at Value (identified cost $292,528,056)	$ 288,129,733
Interest Receivable	2,158,473
Receivable from Fund Shares Sold	344,189
Prepaid Expenses and Other Assets	70,111
Total Assets	290,702,506

Liabilities:
Redemptions Payable	706,574
Payable for Open Swap Contracts	76,108
Accrued Advisory Fees	165,138
Accrued Distribution Fees	106,054
Accrued Fees Payable to Other Affiliates	21,331
Accrued Expenses and Other Liabilities	42,931
Total Liabilities	1,118,136

Net Assets	$ 289,584,370

Composition of Net Assets:
At October 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 296,290,582
Accumulated Net Investment Loss	(867,160)
Accumulated Net Realized Loss from Security Transactions	(1,364,621)
Net Unrealized Depreciation on:
Investments	(4,398,323)
Swaps	(76,108)
Net Assets	$ 289,584,370

Net Asset Value Per Share
Class A Shares
Net Assets	$ 165,594,595
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	15,477,939
Net Asset Value and Redemption Price per Share	$ 10.70
($165,594,595 / 15,477,939)
Maximum Offering Price Per Share ($10.70/ .9425)	$ 11.35

Class I Shares
Net Assets	$ 57,386,723
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	5,348,858
Net Asset Value; Offering and Redemption Price per Share	$ 10.73
($57,386,723 / 5,348,858)

Class C Shares
Net Assets	$ 30,855,283
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	2,891,568
Net Asset Value; Offering and Redemption Price per Share	$ 10.67
($30,855,283 / 2,891,568)

Class NF Shares
Net Assets	$ 35,747,769
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	3,342,549
Net Asset Value; Offering and Redemption Price per Share	$ 10.69
($35,747,769 / 3,342,549)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2012

Investment Income:
Interest Income	$ 11,212,079
Total Investment Income	11,212,079

Expenses:
Investment Advisory Fees	2,332,360
Distribution Fees (Class A)	992,648
Distribution Fees (Class C)	309,187
Transfer Agent Fees	208,177
Administration Fees	140,702
Registration & Filing Fees	85,945
Custody Fees	51,829
Non 12b-1 Shareholder Servicing Fees	47,342
Trustees' Fees	38,766
Printing Expense	32,435
Audit Fees	27,476
Insurance Expense	24,784
Legal Fees	24,462
Chief Compliance Officer Fees	19,865
Miscellaneous Expenses	23,168
Total Expenses	4,359,146
Less: Fees waived by the Adviser for Class NF Shares	(301,472)
Net Expenses	4,057,674
Net Investment Income	7,154,405

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(486,773)
Swaps	(1,449,980)
Options	242,162
Total Net Realized Loss	(1,694,591)
Net Change in Unrealized Appreciation on:
Investments	7,703,442
Swaps	1,003,345
Total Net Change in Unrealized Appreciation	8,706,787
Net Realized and Unrealized Gain on Investments	7,012,196

Net Increase in Net Assets Resulting From Operations	$ 14,166,601

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2012	October 31, 2011
Operations:
Net Investment Income	$ 7,154,405	$ 3,423,014
Net Realized Gain (Loss) on Investments, Swaps and Options	(1,694,591)	8,820,131
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Swaps	8,706,787	(27,811,073)
Net Increase (Decrease) in Net Assets
Resulting From Operations	14,166,601	(15,567,928)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.24 and $0.32 per share, respectively)	(4,374,983)	(4,962,662)
Class I ($0.32 and $0.40 per share, respectively)	(1,529,225)	(993,133)
Class C ($0.18 and $0.26 per share, respectively)	(495,490)	(315,101)
Class NF ($0.43 and $0.00 per share, respectively)	(1,188,519)	-
	(7,588,217)	(6,270,896)
Net Realized Gains
Class A ($0.30 and $0.03 per share, respectively)	(5,803,606)	(349,413)
Class I ($0.30 and $0.03 per share, respectively)	(1,230,146)	(59,822)
Class C ($0.30 and $0.03 per share, respectively)	(798,962)	(29,447)
Class NF ($0.30 and $0.00 per share, respectively)	(728,879)	-
	(8,561,593)	(438,682)
Total Distributions to Shareholders	(16,149,810)	(6,709,578)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (6,606,003 and 22,148,552 shares, respectively)	70,988,116	255,554,749
Distributions Reinvested (812,450 and 409,069 shares, respectively)	8,494,418	4,639,019
Cost of Shares Redeemed (11,798,076 and 13,086,182 shares, respectively)	(126,820,682)	(143,693,325)
Total Class A Shares	(47,338,148)	116,500,443
Class I
Proceeds from Shares Issued (3,830,863 and 4,054,200 shares, respectively)	41,500,848	46,349,721
Distributions Reinvested (222,737 and 53,376 shares, respectively)	2,345,570	607,588
Cost of Shares Redeemed (2,554,713 and 2,162,857 shares, respectively)	(27,452,121)	(24,343,665)
Total Class I Shares	16,394,297	22,613,644
Class C
Proceeds from Shares Issued (944,209 and 2,177,724 shares, respectively)	10,174,874	24,915,543
Distributions Reinvested (115,558 and 29,661 shares, respectively)	1,204,471	334,745
Cost of Shares Redeemed (783,659 and 471,508 shares, respectively)	(8,402,035)	(5,173,105)
Total Class C Shares	2,977,310	20,077,183
Class NF
Proceeds from Shares Issued (1,510,346 and 2,899,000 shares, respectively)	16,306,908	29,922,061
Distributions Reinvested (164,682 and 0 shares, respectively)	1,738,779	-
Cost of Shares Redeemed (842,949 and 388,530 shares, respectively)	(9,091,736)	(4,077,833)
Total Class NF Shares	8,953,951	25,844,228
Total Beneficial Interest Transactions	(19,012,590)	185,035,498

Increase (Decrease) in Net Assets	(20,995,799)	162,757,992

Net Assets:
Beginning of Year	310,580,169	147,822,177
End of Year (Includes distributions in excess of net investment income/(loss)
of $(867,160) and $4,341 respectively)	$ 289,584,370	$ 310,580,169

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
							December 27, 2007*
	Year Ended						Through
	2012	2011		2010		2009	October 31, 2008

Net Asset Value, Beginning of Period	$ 10.76	$ 11.22		$ 10.09		$ 7.63	$ 10.00
Increase from operations:
Net investment income (a)	0.23	0.13		0.27		0.38	0.07
Net gain (loss) from securities
(both realized and unrealized)	0.25	(0.24)		1.25		2.17	(2.44)
Total from operations	0.48	(0.11)		1.52		2.55	(2.37)
Distributions to shareholders from:
Net investment income	(0.24)	(0.32)		(0.39)		(0.09)	-
Net realized loss	(0.30)	(0.03)		-		-	-
Total distributions	(0.54)	(0.35)		(0.39)		(0.09)	-

Net Asset Value, End of Period	$ 10.70	$ 10.76		$ 11.22		$ 10.09	$ 7.63

Total Return (b)	4.18%	(0.92)%		15.36%		33.75%	(23.70)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 165,595	$ 213,763		$ 116,490		$ 57,730	$ 13,665
Ratio of expenses to average net assets,
before reimbursement/recapture	1.48%	1.48%		1.68%		1.95%	2.86%	(c)
net of reimbursement/recapture	1.48%	1.53%	(d)	1.75%	(d)	1.75%	1.75%	(c)
Ratio of net investment income
to average net assets	2.12%	1.17%	(d)	2.59%	(d)	4.17%	1.01%	(c)
Portfolio turnover rate	59%	69%		84%		60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the
Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.
(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
						December 27, 2007*
	Year Ended October 31,					Through
	2012	2011		2010	2009	October 31, 2008

Net Asset Value, Beginning of Period	$ 10.82	$ 11.29		$ 10.19	$ 7.68	$ 10.00
Increase from operations:
Net investment income (a)	0.28	0.19		0.34	0.44	0.13
Net gain (loss) from securities
(both realized and unrealized)	0.25	(0.23)		1.25	2.18	(2.45)
Total from operations	0.53	(0.04)		1.59	2.62	(2.32)
Distributions to shareholders from:
Net investment income	(0.32)	(0.40)		(0.49)	(0.11)	-
Net realized loss	(0.30)	(0.03)		-	-	-
Total distributions	(0.62)	(0.43)		(0.49)	(0.11)	-

Net Asset Value, End of Period	$ 10.73	$ 10.82		$ 11.29	$ 10.19	$ 7.68

Total Return (b)	4.79%	(0.39)%		16.07%	34.48%	(23.20)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 57,387	$ 41,666		$ 21,512	$ 9,744	$ 421
Ratio of expenses to average net assets,
before reimbursement	0.98%	0.98%		1.18%	1.65%	2.65%	(c)
net of reimbursement	0.98%	1.00%	(d)	1.18%	1.21%	1.00%	(c)
Ratio of net investment income
to average net assets	2.62%	1.70%	(d)	3.18%	4.69%	1.73%	(c)
Portfolio turnover rate	59%	69%		84%	60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the
Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.
(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
			December 1, 2009 *
	Year Ended October 31,		Through
	2012	2011	October 31, 2010

Net Asset Value, Beginning of Period	$ 10.73	$ 11.17	$ 10.23
Increase from operations:
Net investment income (a)	0.17	0.08	0.31
Net gain (loss) from securities
(both realized and unrealized)	0.25	(0.23)	1.03
Total from operations	0.42	(0.15)	1.34
Distributions to shareholders from:
Net investment income	(0.18)	(0.26)	(0.40)
Net realized loss	(0.30)	(0.03)	-
Total distributions	(0.48)	(0.29)	(0.40)

Net Asset Value, End of Period	$ 10.67	$ 10.73	$ 11.17

Total Return (b)	5.35%	(1.27)%	13.45%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 30,855	$ 28,056	$ 9,821
Ratio of expenses to average net assets,
before reimbursement	1.98%	1.98%	2.20%	(c)
net of reimbursement	1.98%	1.98%	2.20%	(c)
Ratio of net investment income to average net assets	1.62%	0.72%	2.34%	(c)
Portfolio turnover rate	59%	69%	84%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class NF
	Year	August 8, 2011 *
	Ended	Through
	October 31, 2012	October 31, 2011

Net Asset Value, Beginning of Period	$ 10.79	$ 10.48
Increase from operations:
Net investment income (a)	0.39	0.08
Net gain from securities
(both realized and unrealized)	0.24	0.23
Total from operations	0.63	0.31
Distributions to shareholders from:
Net investment income	(0.43)	-
Net realized loss	(0.30)	-
Total distributions	(0.73)	-

Net Asset Value, End of Period	$ 10.69	$ 10.79

Total Return (b)	7.48%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 35,748	$ 27,095
Ratio of expenses to average net assets,
before reimbursement	0.98%	1.10%	(c)
net of reimbursement	0.00%	0.00%	(c)
Ratio of net investment income to average net assets	3.61%	3.25%	(c)
Portfolio turnover rate	59%	69%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

1.

ORGANIZATION

The Miller Convertible Fund (the "Fund") is a series of shares of beneficial interest of Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal. The Fund issues four classes of shares designated as Class A, Class I, Class C and Class NF.  Class I, Class C and Class NF shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Class A and Class I shares commenced operations on December 27, 2007.  Class C shares commenced operations on December 1, 2009.  Class NF shares commenced operations on August 8, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$ -	$ 269,622,005	$ -	$ 269,622,005
Short-Term Investments	18,507,728	-	-	18,507,728
Total Investments in Securities	$ 18,507,728	$ 269,622,005	$ -	$288,129,733
Liabilities
Total Return Swap**	$ -	$ (76,108)	$ -	$ (76,108)

        There were no transfers between Level 1 and Level 2 during the current reporting period. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 during the current period presented.

          *Please refer to the Schedule of Investments for Industry classifications.

        **Represents variation margin on the last day of the reporting period.

Derivative Transactions – The Fund may enter into total return swaps.  Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate.  In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.  Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Wellesley Investment Advisors, Inc serves as the Fund’s Investment Adviser (the “Adviser”).  The Fund may use its own net asset value as the underlying asset in a total return swap.  This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.  Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts.  Risks may exceed amounts recognized on the Statement of Assets and Liabilities.  The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, USD-1M LIBOR-BBA and an annual fee or various agreed upon inputs.

During the year ended October 31, 2012, the Fund invested in total return swaps.  The total return swaps can be found on the Statement of Assets and Liabilities under payable for open swap contracts.  At October 31, 2012, the payable for open swap contracts was $76,108.  For the year ended October 31, 2012, the net realized loss on swaps was $1,449,980 and the net change in unrealized appreciation was $1,003,345.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends, if any, have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for fiscal year ends (2008-2011), or expected to be taken in the Fund’s current fiscal year end return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Legal –  On December 1, 2011, Miller Investment Trust, on behalf of the Miller Convertible Fund (the "Fund"), filed a civil suit against Morgan Stanley & Co. Incorporated and KPMG Hong Kong, seeking to recover damages for losses suffered related to an investment by the Fund in convertible debt issued by ShengdaTech, Inc. ("ShengdaTech").  Morgan Stanley & Co. served as the underwriter of the debt pursuant to offering documents issued December 10, 2010.  KPMG Hong Kong served as ShengdaTech's auditor for fiscal years 2008 through 2010.  Previously, on March 25, 2011, the Fund filed a civil suit against the officers and directors of ShengdaTech and Hansen, Barnett & Maxwell, P.C., ShengdaTech's auditor for fiscal year 2007, seeking to recover damages for losses suffered related to an investment by the Fund in the convertible debt issued by ShengdaTech.  Fund shareholders do not bear any direct expense related to the suits because counsel for the Fund is performing services on a contingency fee basis by which it would be paid a portion of any damages recovered.  Management of Miller Investment Trust does not believe an estimate of the likelihood of prevailing in either suit can be made, nor an estimate of the financial effect on the Fund if it were to prevail in one or both suits.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.  For the year ended October 31, 2012, the Adviser earned advisory fees of $2,332,360.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, at least until February 28, 2013, so that the total annual operating expenses of the Fund (excluding brokerage fees and commissions, borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) do not exceed 1.75%, 1.25%, 2.25% and 0.00% of the average daily net assets of Class A, Class I, Class C and Class NF, respectively.  Prior to March 1, 2009, the Adviser had contractually agreed to limit the total annual expense ratio of Class I shares to 1.00% of its average daily net assets.  During the year ended October 31, 2012, the Adviser reimbursed expenses of $301,472 on Class NF.

With the exception of Class NF, waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year in which the amounts were waived or recouped. As of October 31, 2012, the Adviser has fully recaptured all prior period expense reimbursement payments made to the Fund.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

An officer of the Fund is also an officer of NLCS.  In addition, certain affiliates of NLCS provide ancillary services to the Fund(s) as follows:

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Prior to April 1, 2009, Class A shares paid 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  Subsequent to such date and pursuant to a shareholder vote, the Distribution Plan was amended to increase the annual rate to 0.50%.  Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan.  For the year ended October 31, 2012, the Fund incurred distribution fees of $992,648 and $309,187 for Class A shares and Class C shares, respectively.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2012, amounted to $170,569,265 and $198,780,184, respectively.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2012	October 31, 2011
Ordinary Income	$ 10,356,892	$ 5,542,930
Long-Term Capital Gain	5,059,823	1,166,648
Return of Capital	733,095	-
	$ 16,149,810	$ 6,709,578

As of October 31, 2012, the components of accumulated deficit on a tax basis were as follows:

Undistributed	Undistributed	Capital	Late		Total
Ordinary	Long-Term	Loss	Year	Unrealized	Accumulated
Income	Capital Gains	Carry Forward	Losses	Depreciation	Deficits
$ 1,140,249	$ -	$ (1,348,795)	$ -	$ (6,497,666)	$ (6,706,212)

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to the tax income on contingent convertible debt securities, the mark-to market on open swap contracts and the tax deferral of losses on wash sales.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At October 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 1,348,795	$ -	$ 1,348,795	Non-Expiring

Permanent book and tax differences primarily attributable to tax treatment on contingent convertible debt securities and reclassification of distributions resulted in reclassification for the period ended October 31, 2012 as follows:

Paid in	Accumulated Net	Accumulated Net Realized
Capital	Investment Loss	Loss from Security Transactions
$ (733,095)	$ (429,007)	$ 1,162,102

6.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.

 SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Miller Convertible Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Miller Convertible Fund (the "Fund") as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to October 31, 2011 were audited by other auditors, whose report, dated December 30, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of The Miller Convertible Fund as of October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

December 31, 2012

Miller Convertible Fund

TRUSTEES AND OFFICERS (Unaudited)

October 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely.

Independent Trustees:

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Neal Chorney Year of Birth: 194 8 c/o Sunrise Financial Group 900 Chapel Street, 6th Fl New Haven, CT 06510 Trustee * Since 2007	Vice President – Direct Lending, Sunrise Financial LLC (2006 – Present) (commercial real estate lending); Vice President – Loan Review, The Bank of Southern Connecticut (2003 – 2006) (community bank); Self-Employed (2002 – 2003) (banking consultant)	1	None
Daniel Mainzer Year of Birth: 1963 c/o Flanigan, Cotillo & Mainzer, LLP 1881 Worcester Road, Suite 200, Framingham, MA 01701Trustee * Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP (2010-present) Principal, KLR & Co (2009 –2010), Partner, Sullivan Shuman & Freedberg LLC (2002 – 2009) (certified public accounting firms)	1	None
Michael Blank Year of Birth: 195 0 c/o Braintree Street Realty 119 Braintree Street, Suite 502 Boston, MA 02134 Trustee* Since 2009	Principal, Braintree Street Realty, LLC (1986-Present), Principal, Rivermoor Realy Trust (1991-2011), Co-Owner/Senior Vice President, Arthur Blank & Co., Inc. (1974-2007	1	Board of Directors JNF New England

Interested Trustees and Officers:

Greg Miller*** Year of Birth: 1949 c/o Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481 Trustee, President and Treasurer* Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm)	1	None

Miller Convertible Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

October 31, 2012

Interested Trustees and Officers (Continued):

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Darlene Murphy Year of Birth: 196 2 c/o Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481 Secretary* Since 2007	President, Wellesley Investment Advisors, Inc. (1985 – 2009), (2010- present ) (registered investment advisory firm President, Sudbury Wealth Management. (2009 – 2010 )	N/A	N/A
Michael J. Wagner Year of Birth: 195 0 450 Wireless Blvd. Hauppauge, NY 11788 Chief Compliance Officer * Since 2007

 President (2006 – Present) and Senior Vice President (2004 – 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GemCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006), Gemini Fund Services, LLC (provides administration, transfer agency, and fund accounting services to mutual funds); Senior Vice President – Fund Accounting, Orbitex Fund Services (2001 – 2002) (predecessor to Gemini Fund Services, LLC; provides administration, transfer agency, and fund accounting services to mutual funds)

		N/A	N/A

*     The term of office will continue indefinitely.

**   The term “Fund Complex” refers to the Miller Investment Trust.

*** Greg Miller is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Investment Advisors, Inc. (the Funds' Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

Miller Convertible Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

October 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During the Period* (5/1/12 to 10/31/12)
Actual
Class A	$1,000.00	$982.00	$ 7.37
Class I	$1,000.00	$983.80	$ 4.89
Class C	$1,000.00	$978.80	$ 9.85
Class NF	$1,000.00	$988.20	$ 0.00
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	$ 7.51
Class I	$1,000.00	$1,020.21	$ 4.98
Class C	$1,000.00	$1,015.18	$ 10.03
Class NF	$1,000.00	$1,025.14	$ 0.00

  *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.48% for Class A, 0.98% for Class I, 1.98% for Class C, and 0.00% for Class NF multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six-month period ended October 31, 2012).

Renewal of the Investment Advisory Agreement

In connection with a meeting of the Board of Trustees of the Trust held on October 18, 2012 (the “Meeting”), the Board, including the Independent Trustees, discussed the renewal of a Management Agreement (the “Agreement”) between the Trust and Wellesley Investment Advisors, Inc. (“the “Adviser”), on behalf of the Miller Convertible Fund (the “Fund”).  In considering the Agreement, the Board interviewed representatives of the Adviser and received materials specifically relating to the Agreement.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.  At the Meeting, the Board examined the nature, extent and quality of the services provided by the Adviser to the Fund.  The Board reviewed information regarding the Adviser’s efforts in the area of compliance and brokerage allocation.  The Trustees discussed the Adviser’s personnel, and the high level of service provided to the Fund including managing the growth of Fund assets, which requires specialized skill in sourcing sufficient suitable convertible securities in light of the Fund's larger size.  Additionally, they noted satisfaction with the Adviser's research and management team, and agreed that the additional staff is a positive aspect of the Adviser’s services to the Fund. They agreed that the Adviser demonstrates particular strength in the portfolio management and compliance areas, and the Adviser possesses a deep understanding of the convertible market and strategic vision. They also discussed the financial strength of the Adviser.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund under the Agreement.

Performance of the Adviser.   The Trustees then reviewed the performance of the Fund from inception through September 30, 2012 noting the Fund had outperformed its peer group of funds for the one year and since inception periods and just slightly underperformed for the three year period ended September 30, 2012. The Board also noted and discussed the Fund’s underperformance versus its Morningstar category for the one year and three periods and its outperformance versus its Morningstar category since inception.  The Board discussed the Fund’s investment strategy and noted that the Adviser continues to follow the same proven strategy as it has in the past in an effort to achieve superior performance. The Trustees discussed the fact that the goal of the Adviser is to outperform over complete market cycles and avoid convertible bonds with relatively low conversion prices and high option value sensitivity to changes in the underlying asset's price and as such will tend to underperform peers that take greater risk during bull markets.  The Trustees stated their satisfaction with the Adviser’s commitment to stay true to its investment philosophy, and based on all of these factors the Trustees concluded that they were satisfied with the investment performance of the Fund.

Fees and Expenses. The Trustees reviewed information regarding comparative fees charged by the Adviser to other accounts managed by the Adviser, as well as fees charged by advisers to a peer group of funds and noted that fees paid by the fund are slightly lower than the peer group average, and slightly higher than the Morningstar category average. The Board also compared the fees charged by the Adviser for managing its separately managed accounts and noted that the fee paid by the Fund to the Adviser is less than the fee typically paid by the Adviser’s separately managed account clients.  It was the consensus of the Board that, based on the specialized nature of the Fund, and the Adviser’s unique experience and expertise in the area, and the fees charged by the Adviser to its other clients, the management fee was reasonable.

Profitability. The Trustees discussed with the Adviser the profits realized by the Adviser, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees e paid to the Adviser to offset marketing expenses.  It was the consensus of the Board that the Adviser’s relationship with the Fund was not excessively profitable and reasonable based on the quality of the services provided.

Economies of Scale.  The Trustees discussed the fact that the Adviser has not realized significant economies of scale as a result of the growth of the Fund because the Adviser continues to invest in resources to service the Fund. They also discussed the importance of incentivizing the Adviser to continue its high level of service.  The Trustees concluded that they would re-examine the issue in the future following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable.

Rev. October 2011

PRIVACY NOTICE
FACTS		WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?		Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for non-affiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Miller Investment Trust does not jointly market.

MILLER CONVERTIBLE FUND

Advisor	Wellesley Investment Advisors, Inc. The Wellesley Office Park 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLC 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street Omaha, NE 68130
Custodian	BNY Mellon One Wall Street New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Convertible Fund •4020 South 147th St. •#149;Suite 2 •Omaha, NE 68137

1-877-441-4434

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 24,000

FY 2011

$ 23,200

(b)

Audit-Related Fees

FY 2012

$ 0

FY 2011

$ 0

Tax Fees

(c)

FY 2012

            $ 3,900

FY 2011

            $ 3,750

(d)

All Other Fees

FY 2012

$ 0

FY 2011

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2012 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2012

$3,900

              $ None

FY 2011

$3,750

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Sarbanes Oxley Code of  Ethics filed herewith..

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/Greg Miller

       Greg Miller, President and Treasurer

Date

1/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

      Greg Miller, President and Treasurer

Date

1/10/13